                          Schedule 14A Information
              Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant                          /X/

Filed by a party other than the Registrant      / /

Check the appropriate box:
                                         / /  Confidential, for
/ / Preliminary Proxy Statement          Use of the Commission
/X/ Definitive Proxy Statement           Only (as permitted by
/ / Definitive Additional Materials      Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

    Advance Capital I, Inc.
    (Name of Registrant as Specified in Its Charter)

    Kathy J. Harkleroad
    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
    and 0-11
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount which the filing fee is calculated and state how it was determined):

    (4)   Proposed maximum aggregate value of transaction:

    (5)   Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                         ADVANCE CAPITAL I, INC.
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on July 25, 1997
__________________________________________________________________
     The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC.
(the Company), will be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 25, 1997 at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:

     1.     To elect five Directors to hold office until the next
Annual Meeting of Shareholders or until their successors have been elected and qualified;

     2. To ratify the selection of Price Waterhouse LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997;

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on May 30, 1997, are entitled to notice of and to vote at the meeting.


                               By Order of the Board of Directors

                               Kathy J. Harkleroad, Secretary


One Towne Square, Suite 444
Southfield, Michigan 48076
June 20, 1997
__________________________________________________________________
                            YOUR VOTE IS IMPORTANT
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                         ADVANCE CAPITAL I, INC.
                            PROXY STATEMENT
                FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON JULY 25, 1997

                             INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the Board) of Advance Capital I, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders (the Meeting) of the Company to be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 25, 1997 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of soliciting proxies will be borne by the Company. In addition, certain Officers and Directors of the Company and of Advance Capital Management, Inc. the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person or by telephone or mail.

     All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for Directors hereinafter listed and for Proposal (2). The vote of a majority of the outstanding voting securities, voting in aggregate without regard to class, is necessary to determine the election of Directors and Proposal (2). A "majority" is defined by the Investment Company Act of 1940 as the vote, "(A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company whichever is the less." Abstentions are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the meeting) at any time before it is exercised.

     The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of the Funds is June 20, 1997.

     Each Company share and each fractional share outstanding at the close of business on May 30, 1997, is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of May 30, 1997, 2,993,344 Class A shares, 431,357 Class B shares, 5,944,217 Class C shares, 113,479 Class D shares and 17,907,636 Class E shares, all with a $.001 par value, were outstanding.

     As of May 30, 1997 the following individuals were known to own of record or beneficially 5 percent or more of the outstanding shares of the Company or of the particular Class of shares:

         	  Name and Address		      Shares  	  Percent
                  ----------------                    ------      -------
Classes
A, C & E          Nothing to report

Class B           Dezena Mary Houghton                23,627      5.5%
                  Revocable Living Trust
                  13558 Ward Street
                  Southgate, MI 48195

Class D           Sarah M. Beechler                   5,899       5.2%
                  2814 Briarcliff
                  Ann Arbor, MI 48105

                  Russell A. Bobcean                  8,823       7.8%
                  Donna Marie Bobcean
                  7271 Reams Road
                  Alanson, MI  49706

                  Cecile E. Carter                    8,143       7.2%
                  365 Sand Point
                  Mead, OK  73449

                  Dennis J. Casey                     6,344       5.6%
                  811 East Pointe
                  Port Huron, MI 48060

                  Ann F. Mienaltowski                 8,349       7.4%
                  13573 Kingsville
                  Sterling Heights, MI  48312

                  Gerald R. Rice                      8,668       7.6%
                  202 North Burgess
                  West Branch, MI 48661

                  Elden A. Rutenbar                   6,415       5.7%
                  17300 Delaware
                  Redford, MI 48240

                  Susan M. Willmer                    6,677       5.9%
                  5811 Cabrena
                  Lansing, MI 48917


PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers.

     The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. All Directors were present at all meetings during the 1996 year, with the exception of Mr. Kalajian who attended all meetings after being elected in July 1996. The Company does not have any committees of the Board.

     At the Meeting, five Directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. All of the Board members have been previously presented to the shareholders for election.

     All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below.

Name, Position with		Principal Occupations or
the Company, and Age	        Employment During Past Five Years
--------------------            ---------------------------------

Joseph A. Ahern, Esquire        Attorney and Partner, Stark, Reagan
Director since 1995             & Finnerty, P.C.
Age 39

Richard W. Holtcamp             Retired General Manager-Marketing, Michigan
Director since 1989             Bell Telephone; Director of Marketing &
Age 63                          Consultant, Fishburn & Co., Inc.

Harry Kalajian                  Retired Executive Vice President, Finance &
Director since 1996             External Affairs, Michigan Bell Telephone;
Age 65                          Treasurer, WTVS Public Television,
                                Channel 56 Detroit; Vice Chairman, Board of
                                Trustees, Grace Hospital, Detroit, Michigan

John C. Shoemaker *             President and Director, Advance Capital I,
President and Director          Inc.; President, Advance Capital Management,
since inception (1987)          Inc., the Company's Investment Adviser
Age 51

Frank R. Zimmerman              Retired President, Illinois Bell Telephone
Director since 1991             Company; Director, Executive Service Corp.
Age 65                          of Chicago; Director, First Methodist
                                Episcopal Aid Society

 * "Interested person" of the Company as defined in the Investment Company Act of 1940.

Ownership of Advance Capital I Shares

     The following table provides information regarding shares beneficially owned, directly or indirectly, by the Directors of the Company as of
May 30, 1997.

                 Name of Beneficial Owner	     Shares	 Percent
                 ------------------------            ------      -------
Class A          Joseph A. Ahern                      1,060      *
                 Richard W. Holtcamp                  2,645      *
                 Harry Kalajian                         695      *
                 John C. Shoemaker                   11,985      *
                 Frank R. Zimmerman                   4,490      *
Class B          John C. Shoemaker                    6,970      1.6%
Class C          Richard W. Holtcamp                  2,629      *
                 Harry Kalajian                         729      *
                 John C. Shoemaker                    6,431      *
Class E          Frank Zimmerman                        671      *

* Less than 1.0%

     Shares beneficially owned, directly or indirectly, by the Directors and Officers as a group are 71,629, 6,970, 9,789 and 671 shares representing 2.4%, 1.6%, 0.2% and 0.0% of Class A,
Class B, Class C and Class E stock, respectively.

Compensation of Directors and Executive Officers

     Certain information concerning the executive officers of the Company is set forth below.

Name, Office Held             Principal Occupations or
with the Company, Age         Employment During Past Five Years
---------------------         ---------------------------------

John C. Shoemaker             President and Director, Advance
President                     Capital I, Inc.; President,
Age 51                        Advance Capital Management, Inc.

Robert J. Cappelli            Vice President and Treasurer, Advance
Vice President and Treasurer  Capital I, Inc.; President, Advance
Age 45                        Capital Services, Inc.

Charles J. Cobb               Vice President, Advance Capital I, Inc.;
Vice President                Regional Representative, Advance Capital
Age 33                        Services, Inc.; Controller, Advance
                              Capital I, Inc., Advance Capital Group, Inc.

Kathy J. Harkleroad           Secretary, Advance Capital I, Inc.;
Secretary                     Director of Client Services, Advance
Age 44                        Capital Services, Inc.

     John C. Shoemaker has held office since the inception of the Company (1987). Mr. Cappelli held the office of Secretary from inception to 1996 and was appointed Treasurer in 1992 and Vice President in 1996. Mr. Cobb was appointed Vice President in 1996. Ms. Harkleroad was appointed Secretary in 1996.

     The Officers of the Company receive no direct compensation from the Company. Certain Officers and Directors of the Company are also Officers and Directors of; 1) Advance Capital Management, Inc. (MANAGEMENT), the investment adviser, 2) Advance Capital Services, Inc., (SERVICES) the Company's distributor of fund shares and Advance Capital Group, Inc. (GROUP), the Company's administrator, transfer agent and dividend disbursing agent. GROUP and its subsidiaries pay the salaries of the Company's officers.

     John C. Shoemaker is President of the Company and a Director. He receives no compensation from the Company for his service as a Director.

     Only the independent Directors (those Directors who are not "interested persons" as that term is defined by the Investment Company Act of 1940), Messrs. Ahern, Holtcamp, Kalajian and Zimmerman received compensation from the Company for their service as Directors. During 1996, fees for the independent Directors were set at $1,000 annually plus $100 for each meeting attended. The aggregate fees paid to all Directors as a group for the year ended December 31, 1996, totaled $5,400. Directors were also reimbursed for expenses incurred in attending the meetings.

     The Board recommends that you vote FOR the nominees.

PROPOSAL 2:  SELECTION OF ACCOUNTANTS

     The members of the Board, including a majority who are not "interested persons" of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected Price Waterhouse LLP to serve as independent accountants for the fiscal year ending December 31, 1997, subject to the ratification by the Company's shareholders at the Meeting. The accounting firm of Price Waterhouse LLP has no direct financial interest or material indirect financial interest in the Company. Representatives of Price Waterhouse LLP are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

     The following summarizes Price Waterhouse LLP's accounting services for the fiscal year ending December 31, 1997: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); and routine consultation on financial accounting and reporting matters.

     The Board authorized all services performed by Price
Waterhouse LLP for the Company during 1996. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence. Price Waterhouse LLP has audited the Company's books since 1995.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of Price Waterhouse LLP.

     The Board recommends that the shareholders vote FOR the ratification of the selection of independent accountants.

PROPOSAL 3:  OTHER BUSINESS

     The management of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     The Company's investment adviser, Advance Capital Management, Inc. (MANAGEMENT), is a Michigan corporation established in 1986 for the purpose of providing investment management services. MANAGEMENT is a registered investment adviser with the Securities and Exchange Commission. MANAGEMENT charged investment advisory fees to the Company of $1,503,599 for 1996. MANAGEMENT is a wholly-owned subsidiary of Advance Capital Group, Inc.

     T. Rowe Price Associates, Inc. is a Maryland corporation that serves as the investment sub-adviser to the Company. Its headquarters are located at 100 East Pratt Street, Baltimore, MD 21202.

     The Company's distributor, Advance Capital Services, Inc. (SERVICES), is a financial services company established in 1986 that is a licensed National Association of Securities Dealers, Inc. broker-dealer. SERVICES charged distribution fees to the Company of $641,098 for 1996. SERVICES is a wholly-owned subsidiary of Advance Capital Group, Inc. The Company's administrator, transfer agent and dividend disbursing agent is Advance Capital Group, Inc. (GROUP).

     The owners of GROUP and the Directors and Officers of MANAGEMENT and SERVICES are the same three individuals, Raymond A. Rathka, John
C. Shoemaker, and Robert J. Cappelli. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076. The following chart shows the ownership and control of these three firms and of the Company as well.

Position	  GROUP	    SERVICES    MANAGEMENT  COMPANY
--------          -----     --------    ----------  -------
Owners            Cappelli  GROUP       GROUP       Shareholders
                  Rathka
                  Shoemaker

Directors         Cappelli  Cappelli    Cappelli    Ahern
                  Rathka    Rathka      Rathka      Holtcamp
                  Shoemaker             Shoemaker   Kalajian
                                                    Shoemaker
                                                    Zimmerman

President         Rathka    Cappelli    Shoemaker   Shoemaker

Vice President    Shoemaker Shoemaker   Cappelli    Cappelli
                                                    Cobb

Treasurer         Cappelli  Rathka      Rathka      Cappelli

Secretary         Shoemaker Shoemaker   Shoemaker   Harkleroad


SHAREHOLDERS PROPOSALS

     Proposals of shareholders which are intended to be presented at the annual meeting of the shareholders of the Company to be held in 1998 must be received by the Company for inclusion in the proxy statement and form of proxy relating to that meeting on or before March 1, 1998.

FINANCIAL STATEMENTS

     The Statement of Assets and Liabilities and the Portfolio of Investments as of December 31, 1996 and the Statement of Operations of the Company for the year ended December 31, 1996 reported on by Price
Waterhouse LLP, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention:
Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783. Any copies requested will be mailed no later than the following business day via first class U.S. mail.

     If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at (800) 345-4783.

                                    By Order of the Board of Directors

                                    Kathy J. Harkleroad, Secretary
June 20, 1997

EDGAR Appendix

This appendix contains the form of Proxy.

PROXY
ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444, Southfield, Michigan 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(For the shareholders of the Equity Growth, Bond, Balanced, Long
Term Income and Retirement Income Funds)

     The undersigned hereby appoints John C. Shoemaker and Robert J. Cappelli as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 30, 1997, at the Annual Meeting of Shareholders of the Company to be held on Friday, July 25, 1997 or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 20, 1997.

   This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR all proposals.

    Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

                                                Dated____________, 1997

                                                ____________________________
                                                Signature

                                                ____________________________
                                                Signature (If Joint Account)

                                                ____________________________
                                                Title (If Applicable)


INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.

1. Election of     FOR all nominees list______       WITHHOLD AUTHORITY ______
   directors.      below (except as marked           to vote for all nominees
                   to the contrary)                  listed below

   (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

          Joseph A. Ahern,  Richard W. Holtcamp,  Harry Kalajian,
          John C. Shoemaker,  Frank R. Zimmerman

                                                       FOR   AGAINST  ABSTAIN
2. Ratify the selection of Price Waterhouse LLP as
   independent accountants of the Company.             ___      ___      ___

3. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before this meeting or any adjournment thereof.

                                                     NUMBER OF ATTENDEES
   If you plan to attend the Annual Meeting of
   Shareholders please indicate the number
   attending the meeting.                       ______Meeting  ______Luncheon